UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  August 13, 2018

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02

Unregistered Sales of Equity Securities

On August 13, 2018, Timberline Resources Corporation (“Timberline” or the “Company”) closed on the acquisition of ownership interests (the “Agreement”) in two Nevada gold-copper mineral properties located in the Battle Mountain mining district in Nevada (the “Properties”) from Americas Gold Exploration, Inc. (“AGEI”).  The acquisition includes the right to earn into existing joint venture agreements with McEwen Mining Inc. (“McEwen”) at the Elder Creek Project (the “Elder Creek Joint Venture”), and with Lac Minerals (USA) LLC, a wholly owned subsidiary of Barrick Gold Corporation (“LAC”) at the Paiute Project (the “Paiute Joint Venture”).  With the closing of this transaction, Timberline is now the operator and manager of the Elder Creek Joint Venture and the Paiute Joint Venture.

As consideration for the acquisition of the Properties, the Company issued to AGEI ten million shares of the Company’s common stock (the “Consideration Shares”) and five million non-transferrable share purchase warrants, with each warrant exercisable to acquire one share of the Company’s common stock for US$0.24 for a period of three years (the “Consideration Warrants”). In addition, the Company will deliver to AGEI, subject to any required regulatory approval, an additional 5,000,000 common stock purchase warrants with the same terms and in the same form as the Consideration Warrants if and when the earlier of the following occurs: (i) Timberline enters into an arrangement with a funding partner for the advancement of the Elder Creek Joint Venture, or (ii) Timberline has met the 2018 work commitment of $500,000 under the Elk Creek Joint Venture Agreement (the “Additional Consideration Warrants”).  .  The Company offered and sold the Consideration Shares in reliance on the exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, on the basis of representations of eligibility and suitability made to the Company by AGEI.

The shares of common stock issued in consideration for the Registrant’s acquisition of the Properties were issued in reliance upon an exemption from the registration requirements of the United States Securities Act of 1933, as amended (the “Securities Act”), under Section 4(a)(2) of the Securities Act and applicable exemptions under state securities laws.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On August 14, 2018, the Company issued a press release entitled “Timberline Resources Closes Acquisition of Battle Mountain Gold-Copper Property Interests and Announces Exploration Program”.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press releases attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated August 14, 2018.*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: August 16, 2018	By:	/s/ Randal L. Hardy
Randal L. Hardy Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.

Description

99.1

Press Release of Timberline Resources Corporation dated August 14, 2018.*

*The foregoing exhibits relating to Item 7.01 are intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.